--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                November 7, 1996



                                CHILDROBICS, INC.

--------------------------------------------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)

    New York                           0-25110                       11-3163443
---------------                   ----------------                --------------
(State or other                   (Commission File                 (IRS Employer
jurisdiction of                        Number)                    Identification
 incorporation)                                                         No.)

                                200 Smith Street
                           Farmingdale, New York 11735
                    ----------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                            area code: (516) 694-0999




                 ----------------------------------------------
                 (Former Address, if changed since last report)

--------------------------------------------------------------------------------

Item 8.  Change in Fiscal Year.

         On November 7, 1996, the Company determined to change its fiscal year from one ending on June 30th of each year to a fiscal year ending on September 30th of each year. The unaudited financial statements covering the transition period beginning July 1, 1996 and ending September 30, 1996, will be reported on a Form 10-Q/SB to be filed within 45 days after the date of determination.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
November 12, 1996

                                        CHILDROBICS, INC.

                                        By: \s\ Gerard A. Reda
                                           -------------------
                                            Gerard A. Reda
                                            Chairman and Chief Executive Officer



                                      - 3 -